                                                                 Exhibit 10.29


                                  VSOURCE INC.

                     2001 STOCK OPTIONS/STOCK ISSUANCE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I.      PURPOSE  OF  THE  PLAN

     This 2001 Stock Option/Stock Issuance Plan is intended to promote the interests of Vsource, Inc., a Delaware corporation (the "Corporation"), by providing eligible persons in the Corporation's employ or service with the opportunity to participate in the future performance of the Corporation as an incentive for them to continue in such employ or service. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Section VIII of Article Four hereof.

II.     STRUCTURE  OF  THE  PLAN

        A. The Plan shall be divided into two separate equity programs (collectively, the "Programs"):

                (i) a program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock (the "Option Grant Program"), and

                (ii) a program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation or any Parent or Subsidiary (the "Stock Issuance Program").

        B. The provisions of Articles One and Four hereof shall apply to both Programs and shall govern the interests of all eligible persons under the Plan.

III.    ADMINISTRATION  OF  THE  PLAN

        A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may, at any time, terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

        B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations regarding, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

IV.     ELIGIBILITY

        A. The persons eligible to participate in the Plan are as follows:

                (i) Employees,

                (ii) non-Employee members of the Board or the non-Employee members of the board of directors of any Parent or Subsidiary, and

                (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B. The Plan Administrator shall have full authority to determine (i) with respect to option grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

        C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.STOCK  SUBJECT  TO  THE  PLAN

        A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed that number of shares equal to 20% of the total shares of Common Stock (with all convertible preferred stock, convertible debt securities, warrants, options and other convertible securities that are exercisable, being counted on an as-converted basis) which are issued and outstanding at the time the calculation is made; provided, however, in no event shall the maximum number of shares of Common Stock which may be issued over the term of the plan as Incentive Option exceed 20,000,000 shares; provided further, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under the Plan exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section
260.140.45 of the California Code of Regulations, based on the shares of the Corporation which are outstanding at the time the calculation is made.

        B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) such options expire or terminate for any reason prior to exercise in full or (ii) such options are cancelled in accordance with the cancellation and regrant provisions set forth in Section IV of Article Two hereof. Unvested shares issued under the Plan and subsequently repurchased by the Corporation pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

        C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. Any such adjustments shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

VI.  PERFORMANCE-BASED  AWARDS

     Certain awards, options or issuances ("Benefits") granted under the Plan may be granted in a manner such that the Benefits qualify for the performance based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Plan Administrator in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, dividends and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs or any combination of the foregoing. With respect to Performance-Based Awards, (i) the Plan Administrator shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed), (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Plan Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied, and (iii) in no event shall the aggregate number of shares in respect of Performance-Based Awards granted under the Plan in any two year period to each individual exceed 3,000,000 (without reduction for any Options granted under Article Two which are not Performance-Based Awards). With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Plan Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Plan Administrator may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

                                  ARTICLE TWO

                              OPTION GRANT PROGRAM

I.   OPTION  TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below; provided further, however, in no event shall the aggregate number of shares in respect of Options granted under the Plan in any two year period to each individual exceed 15,000,000. In addition, each document evidencing an Incentive Option shall be subject to the provisions of the Plan applicable to such options.

        A. EXERCISE PRICE.

           1. The exercise price per share under an Option shall be fixed by the Plan Administrator and, in the case of an Incentive Option, shall be in accordance with the following provisions:

                (i) The exercise price per share shall not be less than 100 percent of the Fair Market Value per share of Common Stock on the option grant date.

                (ii) If the Optionee is a 10% Stockholder, then the exercise price per share shall not be less than 110 percent of the Fair Market Value per share of Common Stock on the option grant date.

        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four hereof and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, the exercise price may also be paid as follows:

                (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                (ii) to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and
(B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

        C.  EFFECT  OF  TERMINATION OF SERVICE OR DEATH.

            1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

              (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. Upon such cessation of Service, the option shall immediately terminate and cease to be outstanding with respect to any and all option shares which are not, at the time, exercisable or otherwise vested.

              (ii) Should Optionee's Service terminate by reason of Disability while holding an outstanding option, the vesting of such option will thereupon accelerate and all of the unvested option shares subject thereto will immediately vest and become exercisable. The Optionee shall have a period of 12 months following the date of such termination of Service during which to exercise each outstanding option held by such Optionee.

             (iii) If the Optionee dies while holding an outstanding option, the vesting of such option will thereupon accelerate and all of the unvested option shares subject thereto will immediately vest and become exercisable. The personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the

Optionee's will or the applicable laws of inheritance or the Optionee's designated beneficiary or beneficiaries of that option shall have a period of 12 months following the date of the Optionee's death to exercise such option.

          (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

          (v) Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

          (vi) Should Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all options held by such Optionee (whether or not vested) shall terminate immediately and cease to remain outstanding.

       2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time during which such option will be exercisable following the Optionee's cessation of Service (including death) from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to any unvested shares which would have vested under the option had the Optionee continued in Service.

     D. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to the shares subject to the option until such Optionee shall have exercised the option with respect to such shares, paid the aggregate exercise price therefor and become the record holder of such purchased shares.

     E. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options, which are exercisable for unvested shares of Common Stock. Should the Optionee have exercised his or her right to purchase such unvested shares ("Exercised Unvested Shares") and then cease to remain in Service for any reason other than death or Disability while holding such Exercised Unvested Shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those Exercised Unvested Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. However, the number of Exercised Unvested Shares that may be repurchased pursuant to such repurchase right shall be reduced at a rate not less than 20 percent per year from the date of the grant. If the Corporation elects to exercise this repurchase right, such right must be exercised within 90 days of the cessation of Service date or the Exercise Date, whichever is later. With respect to options granted to Employees (other than officers of the Corporation or any Parent or Subsidiary, as the case may be), the Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to that option which (i) restricts the number of shares vesting per year to less than 20 percent of the total number of shares subject to such option or (ii) provides that the initial vesting shall occur later than one year after the option grant date.

     F. LIMITED TRANSFERABILITY OF OPTIONS. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable, other than by will or by the applicable laws of inheritance following the Optionee's death. A Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to an Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion of a Non-Statutory Option may only be exercised by the person or persons who acquire a proprietary interest in such Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion of a Non-Statutory Option shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death (as discussed above).

     G. OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by, or otherwise provided services to, corporations if such individuals become eligible persons under the Plan as a result of a merger or consolidation of any such corporation with the Corporation or any Subsidiary, or the acquisition by the Corporation or a Subsidiary of the assets of any such corporation, or the acquisition by the Corporation or a Subsidiary of stock of any such corporation with the result that such corporation becomes a Subsidiary.

II.  INCENTIVE  OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four hereof shall be applicable to Incentive Options. Options which are not designated by the Board, or which do not otherwise qualify, as Incentive Options shall not be subject to the terms of this Section II.

     A.  ELIGIBILITY. Incentive Options may only be granted to Employees.

     B. EXERCISE PRICE. The exercise price per share of Common Stock that may be acquired under an Incentive Option shall not be less than 100 percent of the Fair Market Value per share of Common Stock on the option grant date.

     C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the option grant date.

III. CORPORATE  TRANSACTION

     A. In the event of a Corporate Transaction, any or all outstanding options under the Plan may be assumed, converted or replaced by the successor corporation, or parent thereof, in the Corporate Transaction (the "Successor Corporation"), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the Successor Corporation may substitute equivalent options or provide substantially similar consideration to Optionees as was provided to stockholders of the Corporation in the Corporate Transaction (after taking into account the existing provisions of the options under the Plan). The Successor Corporation may also issue, in place of outstanding shares of Common Stock held by the Optionee, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Optionee than those which applied to such outstanding shares immediately prior to the Corporate Transaction. In the event the Successor Corporation does not assume the options under the Plan or substitute new options therefor, as provided above, then, notwithstanding any other provision in this Plan to the contrary, in addition to the number of shares then vested with respect to any outstanding option, the vesting of such option will accelerate and all of the unvested option shares subject thereto will vest and become exercisable, prior to the consummation of such Corporate Transaction, at such times and subject to such terms and conditions as the Plan Administrator shall determine and, if such options are not exercised prior to the consummation of the Corporate Transaction, they shall terminate upon such consummation in accordance with the provisions of this Plan.

     B. Subject to any rights granted to Optionees under the foregoing provisions of this Plan, in the event of the occurrence of a Corporate Transactio, any outstanding options will be treated as provided in the definitive agreement or agreements applicable to the Corporate Transaction.

     C. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the dollar limitation discussed in Section IIC of Article Two above is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option.

     D. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION  AND  REGRANT  OF  OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant, in substitution therefor, new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I. STOCK  ISSUANCE  TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement, which complies with the terms specified below.

     A. PURCHASE PRICE.

     Subject to the provisions of Section I of Article Four hereof, shares of Common Stock may be issued under the Stock Issuance Program for any of the following forms of consideration to the extent that the Plan Administrator shall deem it appropriate in each applicable instance:

          (i) cash or check made payable to the Corporation or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. VESTING PROVISIONS.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives; provided, however, that with respect to such shares issued to Employees (other than officers of the Corporation or any Parent or Subsidiary, as the case may be), the Plan Administrator may not impose a vesting schedule which (i) restricts the number of shares vesting per year to less than 20 percent of the total number of shares relating to such issuance or (ii) provides that the initial vesting shall occur later than one year after the issuance date.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock, as a class, without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service for any reason other than death or Disability while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalents (including purchase-money indebtedness), the Corporation shall repay to the Participant an amount equal to the consideration paid in cash or cash equivalents for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money indebtedness of the Participant attributable to such surrendered shares.

               5. Should the Participant cease to remain in Service due to death or Disability while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program, then upon such cessation vesting of those shares will accelerate and all of the unvested shares will immediately vest.

               6. The Plan Administrator may, in its discretion, waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION

        Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights of the Corporation under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent that: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time such repurchase rights are acquired by the Corporation.

III. SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

I.   FINANCING

        The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral other than the purchased shares of Common Stock. In no event may the principal amount of any such promissory note exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  EFFECTIVE  DATE  AND  TERM  OF  PLAN

        A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within 12 months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

        B. The Plan shall terminate upon the earliest of (i) the expiration of the ten-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

III. AMENDMENT  OF  THE  PLAN

        A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that no such amendment or modification shall adversely affect the rights and obligations with respect to any option or unvested stock issuance, at the time outstanding under the Plan, unless the Optionee holding such option or the Participant holding such stock consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

        B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are, in each instance, in excess of the number of shares of Common Stock then available for issuance under the Plan; provided, however, that any excess shares actually issued under such Programs shall be held in escrow until stockholder approval of an amendment to the Plan, which sufficiently increases the number of shares of Common Stock available for issuance under the Plan, is obtained. If such stockholder approval is not obtained within 12 months after the date the first such excess grant or issuance is made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable short-term federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.  WITHHOLDING  AND  REPORTING

        The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding and reporting requirements.

V.   SECURITIES  LAW  AND  OTHER  REGULATORY  COMPLIANCE

        The Plan is intended to comply with Section 25102(o) of the California Corporations Code, although grants pursuant to Section 25102(f) of such Code, or any other exemption provided by such Code or the regulations thereunder, may be made under the Plan. Any provision of the Plan which is inconsistent with
Section 25102(o) shall, without further act or amendment by the Corporation or the Board, be reformed to comply with the requirements of Section 25102(o). The Plan is also intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended; however, grants pursuant to any other exemption available under such Act or the other rules or regulations promulgated thereunder may be made under the Plan. An award under the Plan will not be effective unless such award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Common Stock may then be listed or quoted, as they are in effect on the date of grant of such award and also on the date of exercise or other issuance relating thereto. Notwithstanding any other provision in the Plan, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock issued under the Plan prior to
(i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable and (ii) compliance with any exemption, completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Corporation determines to be necessary or advisable. The Corporation will be under no obligation to register the shares under federal securities laws or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so.

VI.  NO  EMPLOYMENT  OR  SERVICE  RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) to terminate such person's Service at any time for any reason, with or without cause.

VII.  FINANCIAL  REPORTS

        The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

VIII.  CHANGES  IN  COMMON  STOCK

        In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination or similar change in the capital structure of the Corporation without consideration, then the limitations on the number of shares that may be granted pursuant to this Plan shall be appropriately adjusted as determined by the Plan Administrator. Notwithstanding the foregoing, no adjustments shall be made in connection with the reverse stock split being considered at the Corporation's 2001 annual stockholders' meeting.

IX.  DEFINITIONS

        The following terms shall have the following meanings under the Plan:

        "BOARD" shall mean the Corporation's Board of Directors.

        "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" shall mean a committee of two or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

        "COMMON STOCK" shall mean the Corporation's common stock, par value $0.01 per share.

        "CORPORATE TRANSACTION" shall mean any of the following transactions to which the Corporation is a party:

                (i) a merger or consolidation as a result of which stockholders of the Corporation immediately prior to such merger or consolidation hold less than a majority of the voting power of the surviving corporation of such merger or consolidation, or

                (ii) the sale or transfer of at least a majority of the voting power of the Corporation in a single transaction or a series of related transactions, or

                (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation as a going concern in a single transaction or series of related transactions.

        "CORPORATION" shall mean Vsource, Inc., a Delaware corporation, and any successor corporation thereto which shall, by appropriate action, adopt the Plan.

        "DISABILITY" shall mean the inability of the Optionee or the Participant, in the opinion of a qualified physician acceptable to the Corporation, to perform the major duties of the Optionee's position with the Corporation because of the sickness or injury of the Optionee.

        "EMPLOYEE" shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary).

        "EXERCISE DATE" shall mean the date on which the Optionee shall have executed and delivered an appropriate stock purchase agreement, paid the applicable aggregate exercise price and delivered such other items as may be requested by the Plan Administrator in connection with any exercise of an option.

        "FAIR MARKET VALUE" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

        (i)  If the Common Stock is at the time traded on the Nasdaq
National Market, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing sales price for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

        (ii)  If the Common Stock is at the time listed on any Stock
Exchange, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing sales price for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

        (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        "INCENTIVE OPTION" shall mean an option that satisfies the requirements of Code Section 422.

        "INVOLUNTARY TERMINATION" shall mean the termination of the Service of any individual which occurs by reason of:

        (i) such individual's involuntary dismissal or discharge for reasons other than Misconduct, or

        (ii) such individual's voluntary resignation following (A) a change in such individual's reporting relationships, titles, or offices representing a material reduction in his or her position and status, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than 15 percent or (C) a relocation of such individual's place of employment by more than 50 miles (if in each of cases (A), (B), and (C) and only if, such change, reduction or relocation is effected without the individual's consent).

        "MISCONDUCT" shall mean the commission of any act of fraud, embezzlement or dishonesty by an Optionee or a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the

Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person which has a material adverse effect on the business or affairs of the Corporation (or any Parent or Subsidiary). The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

        "NON-STATUTORY OPTION" shall mean an option not intended to satisfy the requirements of Code Section 422.

        "OPTIONEE" shall mean any person to whom an option is granted under the Plan.

        "PARENT" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of such corporations (other than the Corporation) owns, at the time of the determination, stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "PARTICIPANT" shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

        "PLAN" shall mean the Corporation's 2001 Stock Option/Stock Issuance Plan, as described in this document.

        "PLAN ADMINISTRATOR" shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

        "SERVICE" shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the Board or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

        "STOCK EXCHANGE" shall mean the American Stock Exchange or the New York Stock Exchange.

        "STOCK ISSUANCE AGREEMENT" shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        "SUBSIDIARY" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of such corporations other than the last corporation in the such chain owns, at the time of the determination, stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "10% STOCKHOLDER" shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).